                                                                   EXHIBIT 10.05

                    FORM OF JUNIOR SUBORDINATED DEBT SECURITY
                                    DUE 2035

                               [FACE OF SECURITY]

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR ANY OTHER
APPLICABLE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR
PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED,
ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR
UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS
ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY
PRIOR TO THE DATE WHICH IS THE LATER OF (i) TWO YEARS (OR SUCH SHORTER PERIOD OF
TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT) AFTER THE LATER OF
(Y) THE DATE OF ORIGINAL ISSUANCE HEREOF AND (Z) THE LAST DATE ON WHICH THE
COMPANY OR ANY AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF
THE COMPANY WAS THE HOLDER OF THIS SECURITY OR SUCH INTEREST OR PARTICIPATION
(OR ANY PREDECESSOR THERETO) AND (ii) SUCH LATER DATE, IF ANY, AS MAY BE
REQUIRED BY ANY SUBSEQUENT CHANGE IN APPLICABLE LAW, ONLY (A) TO THE COMPANY,
(B) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON
THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED
IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A
QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING
MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO AN EXEMPTION FROM THE
REGISTRATION REQUIREMENTS OF THE SECURITIES ACT TO AN "ACCREDITED INVESTOR"
WITHIN THE MEANING OF SUBPARAGRAPH (a) (1), (2), (3), (7) or (8) OF RULE 501
UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR
FOR THE ACCOUNT OF AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT
WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN
VIOLATION OF THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION
FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE
COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES
(C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION
AND/OR OTHER INFORMATION SATISFACTORY TO IT IN ACCORDANCE WITH THE INDENTURE, A
COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. THE HOLDER OF THIS SECURITY BY
ITS ACCEPTANCE HEREOF AGREES THAT IT WILL COMPLY WITH THE FOREGOING
RESTRICTIONS.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES, REPRESENTS AND
WARRANTS THAT IT WILL NOT ENGAGE IN HEDGING

TRANSACTIONS INVOLVING THIS SECURITY UNLESS SUCH TRANSACTIONS ARE IN COMPLIANCE
WITH THE SECURITIES ACT.

     THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF ALSO AGREES,
REPRESENTS AND WARRANTS THAT IT IS NOT AN EMPLOYEE BENEFIT, INDIVIDUAL
RETIREMENT ACCOUNT OR OTHER PLAN OR ARRANGEMENT SUBJECT TO TITLE I OF THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
(EACH A "PLAN"), OR AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY
REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY AND NO PERSON INVESTING "PLAN
ASSETS" OF ANY PLAN MAY ACQUIRE OR HOLD THIS SECURITY OR ANY INTEREST THEREIN,
UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE
UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 96-23,
95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION OR ITS PURCHASE AND
HOLDING OF THIS SECURITY IS NOT PROHIBITED BY SECTION 406 OF ERISA OR SECTION
4975 OF THE CODE WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR
HOLDER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE
REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT EITHER (i) IT IS NOT AN
EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF ERISA, OR A PLAN TO
WHICH SECTION 4975 OF THE CODE IS APPLICABLE, A TRUSTEE OR OTHER PERSON ACTING
ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR PLAN, OR ANY OTHER PERSON OR ENTITY
USING THE ASSETS OF ANY EMPLOYEE BENEFIT PLAN OR PLAN TO FINANCE SUCH PURCHASE,
OR (ii) SUCH PURCHASE WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION
406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH THERE IS NO APPLICABLE
STATUTORY OR ADMINISTRATIVE EXEMPTION.

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER OF THIS SECURITY WILL DELIVER
TO THE COMPANY AND TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS MAY BE
REQUIRED BY THE INDENTURE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE
FOREGOING RESTRICTIONS.

     THIS SECURITY WILL BE ISSUED AND MAY BE TRANSFERRED ONLY IN BLOCKS HAVING A
PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 AND MULTIPLES OF $1,000 IN EXCESS
THEREOF. ANY ATTEMPTED TRANSFER OF THIS SECURITY IN A BLOCK HAVING A PRINCIPAL
AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT
WHATSOEVER. ANY SUCH PURPORTED TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER
OF THIS SECURITY FOR ANY PURPOSE, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF
DISTRIBUTIONS ON THIS SECURITY, AND SUCH PURPORTED TRANSFEREE SHALL BE DEEMED TO
HAVE NO INTEREST WHATSOEVER IN THIS SECURITY.

                                      -2-

                   Junior Subordinated Debt Security due 2035

                                       of

                          Quanta Capital Holdings Ltd.

     Quanta Capital Holdings Ltd., a company incorporated in Bermuda (the
"Company"), for value received promises to pay to JPMorgan Chase Bank, National
Association, not in its individual capacity but solely as Institutional Trustee for Quanta Capital Statutory Trust II, a Delaware statutory trust (the
"Holder"), or registered assigns, the principal sum of Twenty Million Six
Hundred Nineteen Thousand Dollars on June 15, 2035 (or earlier upon any
Redemption Date or the Special Redemption Date, or any earlier date of acceleration of maturity of this Debt Security and to pay interest on the outstanding principal amount of this debt security from February 24, 2005, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly (subject to deferral as set forth herein) in arrears on March 15, June 15, September 15 and December 15 of each year commencing June 15, 2005 (each such date, an "Interest Payment Date"), at a floating rate per annum equal to LIBOR (as defined in the Indenture) plus 3.5%
(the "Interest Rate") until the principal hereof shall have become due and payable, and on any overdue principal and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at an annual rate equal to the Interest Rate in effect for each such Extension Period compounded quarterly. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year and the actual number of days elapsed in the relevant interest period.

     The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor
Securities, as defined in said Indenture) is registered at the close of business on the "regular record date" for such interest installment, except that interest and any Deferred Interest payable on the Maturity Date shall be paid to the
Person to whom principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such regular record date and may be paid to the Person in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of the Debt Securities not less than 10 days prior to such special record date, all as more fully provided in the Indenture.

     The principal of and premium, if any, and interest on this Debt Security shall be payable at the office or agency of the Trustee (or other Paying Agent appointed by the Company) maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Debt Security Register or by wire transfer of immediately available funds to an account appropriately designated by the holder hereof. Notwithstanding the foregoing, so long as the holder of this Debt Security is the Institutional Trustee, the payment of the principal of and premium, if any, and interest on this Debt Security

                                      -3-

will be made in immediately available funds at such place and to such account as may be designated by the Institutional Trustee. All payments in respect of this
Debt Security shall be payable in any coin or currency of the United States of
America that at the time of payment is legal tender for payment of public and private debt.

     Notwithstanding anything to the contrary contained herein, if any Interest
Payment Date, other than the Maturity Date, any Redemption Date or the Special
Redemption Date, falls on a day that is not a Business Day, then any interest payable will be paid on, and such Interest Payment Date will be moved to, the next succeeding Business Day, and additional interest will accrue for each day that such payment is delayed as a result thereof. If the Maturity Date,
Redemption Date or the Special Redemption Date falls on a day that is not a
Business Day, then the principal, premium, if any, and/or interest payable on such date will be paid on the next succeeding Business Day (and no additional interest will accrue in respect of such payment made on such next succeeding
Business Day), except that, if such Business Day falls in the next succeeding calendar year, then such payment shall be made on the immediately preceding
Business Day with the same force and effect as if such payment had been made on such Maturity Date, Redemption Date or Special Redemption Date.

     Upon submission of Notice (as defined in the Indenture) and so long as no
Event of Default has occurred and is continuing, the Company shall have the right, from time to time and without causing an Event of Default, to defer payments of interest on the Debt Securities by extending the interest payment period on the Debt Securities at any time and from time to time during the term of the Debt Securities, for up to 20 consecutive quarterly periods (each such extended interest payment period, together with all previous and further consecutive extensions thereof, is referred to herein as an "Extension Period"), during which Extension Period no interest shall be due and payable (except any
Additional Interest that may be due and payable). During any Extension Period, interest will continue to accrue on the Debt Securities, and interest on such accrued interest (such accrued interest and interest thereon referred to herein as "Deferred Interest") will accrue at an annual rate equal to the Interest Rate in effect for each such Extension Period, compounded quarterly from the date such Deferred Interest would have been payable were it not for the Extension
Period, to the extent permitted by law. No Extension Period may end on a date other than an Interest Payment Date. At the end of any such Extension Period the
Company shall pay all Deferred Interest then accrued and unpaid on the Debt
Securities; provided, however, that no Extension Period may extend beyond the
Maturity Date, any Redemption Date or the Special Redemption Date and provided, further, however, during any such Extension Period, the Company may not (i)
declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Company's capital stock, (ii) make any payment on or repay, repurchase or redeem any debt securities of the Company that rank pari passu in all respects with or junior in interest to the Debt Securities or (iii) make any payment under any guarantees of the Company that rank in all respects pari passu with or junior in interest to the Capital Securities Guarantee (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Company (A) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of one or more employees, officers, directors or consultants,
(B) in connection with a dividend reinvestment or stockholder stock purchase plan or (C) in connection with the issuance of capital stock of the Company (or securities convertible into or exercisable for such capital stock), as consideration in an acquisition transaction entered into prior to the applicable

                                      -4-

Extension Period, (b) as a result of any exchange, reclassification or conversion of any class or series of the Company's capital stock (or any capital stock of a subsidiary of the Company) for any class or series of the Company's capital stock or of any class or series of the Company's indebtedness for any class or series of the Company's capital stock, (c) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock). Prior to the termination of any Extension Period, the Company may further extend such
Extension Period, provided, that such period together with all such previous and further consecutive extensions thereof shall not exceed 20 consecutive quarterly periods. Upon the termination of any Extension Period and upon the payment of all Deferred Interest, the Company may commence a new Extension Period, subject to the foregoing requirements. No interest or Deferred Interest shall be due and payable during an Extension Period, except at the end thereof, but Deferred
Interest shall accrue upon each installment of interest that would otherwise have been due and payable during such Extension Period until such installment is paid. The Company must give the Trustee notice of its election to begin or extend such Extension Period not later than the related regular record date for the next succeeding Interest Payment Date.

     The indebtedness evidenced by this Debt Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Debt Security is issued subject to the provisions of the Indenture with respect thereto. Each holder of this Debt Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such holder's behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee such holder's attorney-in-fact for any and all such purposes. Each holder hereof, by such holder's acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

     The Company waives diligence, demand, presentment for payment, notice of nonpayment, notice of protest, and all other notices.

     This Debt Security shall not be entitled to any benefit under the Indenture hereinafter referred to and shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Debt Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                                      -5-

     IN WITNESS WHEREOF, the Company has duly executed this certificate.

                                        Quanta Capital Holdings Ltd.

                                        By: /s/ John S. Brittain, Jr.
                                            ------------------------------------
                                        Name: John S. Brittain, Jr.
                                        Title: Chief Financial Officer

Dated: February 24, 2005

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Debt Securities referred to in the within-mentioned
Indenture.

                                        JPMorgan Chase Bank, National
                                        Association, not in its individual
                                        capacity but solely as the Trustee

                                        By: /s/ Maria D. Calzado
                                            ------------------------------------
                                            Authorized Officer

Dated: February 24, 2005

                                      -6-

                              [REVERSE OF SECURITY]

     This Debt Security is one of a duly authorized series of Debt Securities of the Company, all issued or to be issued pursuant to an Indenture (the
"Indenture"), dated as of February 24, 2005, duly executed and delivered between the Company and JPMorgan Chase Bank, National Association as Trustee (the
"Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Debt Securities (referred to herein as the "Debt Securities")
of which this Debt Security is a part. The summary of the terms of this Debt
Security contained herein does not purport to be complete and is qualified by reference to the Indenture.

     Upon the occurrence and continuation of a Tax Event, an Investment Company
Event (each a "Special Event"), this Debt Security may become due and payable, in whole but not in part, at any time, within 90 days following the occurrence of such Tax Event or an Investment Company Event (the "Special Redemption
Date"), as the case may be, at the Special Redemption Price. In the event that the Special Redemption Date falls on a day prior to the LIBOR Determination Date for any Interest Period, then the Company shall be required to pay to
Securityholders, on the Business Day following such LIBOR Determination Date, any additional amount of interest that would have been payable on the Special
Redemption Date had the amount of interest determined on such LIBOR
Determination Date been known on the first day of such Interest Period.

     The Company shall also have the right to redeem this Debt Security at its option, in whole or (provided that all accrued and unpaid interest has been paid on all Debt Securities for all Interest Period terminating on or prior to such date) from time to time in part, on any Interest Payment Date on or after June
15, 2010 (each, a Redemption Date"), at the Redemption Price (as defined herein).

     Any redemption pursuant to the preceding two paragraphs will be made, upon not less than 30 days' nor more than 60 days' prior written notice. If the Debt
Securities are only partially redeemed by the Company, the Debt Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee.

     "Redemption Price" means 100% of the principal amount of the Debt
Securities being redeemed plus accrued and unpaid interest on such Debt
Securities to the Redemption Date.

     "Special Redemption Price" means (1) if the Special Redemption Date is before June 15, 2010, 107.5% of the principal amount to be redeemed plus any accrued and unpaid interest thereon to the date of such redemption and (2) if the Special Redemption Date is on or after June 15, 2010, the Redemption Price for such Special Redemption Date.

     In the event of redemption of this Debt Security in part only, a new Debt
Security or Debt Securities for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debt Securities may be declared, and, in certain cases, shall

                                      -7-

ipso facto become, due and payable, and upon any such declaration of acceleration shall become due and payable, in each case, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Debt Securities at the time outstanding affected thereby, as specified in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debt Securities;
provided, however, that no such supplemental indenture shall, among other things, without the consent of the holders of each Debt Security then outstanding and affected thereby (i) change the Maturity Date of the Debt
Securities, or reduce the principal amount thereof or any redemption premium thereon, or reduce the rate or manner of calculation of the rate or extend the time of payment of interest thereon, or reduce any amounts payable upon redemption thereof or make payments due on the Debt Securities payable in any coin or currency other than United States Dollars, or impair or affect the right of any holder of Debt Securities to institute suit for the payment thereof, or
(ii) reduce the aforesaid percentage of Debt Securities, the holders of which are required to consent to any such supplemental indenture. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Debt Securities at the time outstanding, on behalf of all of the holders of the Debt Securities, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the
Indenture, and its consequences, except (a) a default in payments due in respect of any of the Debt Securities, (b) in respect of covenants or provisions of the
Indenture which cannot be modified or amended without the consent of the holder of each Debt Security affected, or (c) in respect of the covenants of the
Company relating to its ownership of Common Securities of the Trust. Any such consent or waiver by the registered holder of this Debt Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Debt Security and of any Debt
Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debt Security.

     No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay all payments due on this Debt Security at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations herein and therein set forth, this Debt Security is transferable by the registered holder hereof on the Debt Security Register of the Company, upon surrender of this Debt
Security for registration of transfer at the office or agency of the Trustee in
Houston, Texas accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Debt Securities of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                                      -8-

     Prior to due presentment for registration of transfer of this Debt
Security, the Company, the Trustee, any Authenticating Agent, any Paying Agent,
any transfer agent and the Debt Security registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debt
Security shall be overdue and notwithstanding any notice of ownership or writing hereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any Authenticating Agent
nor any Paying Agent nor any transfer agent nor any Debt Security registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Debt Securities are issuable only in registered certificated form without coupons. As provided in the Indenture and subject to certain limitations herein and therein set forth, Debt Securities are exchangeable for a like aggregate principal amount of Debt Securities of a different authorized denomination, as requested by the holder surrendering the same.

     All terms used in this Debt Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF
LAW PRINCIPLES THEREOF, EXCEPT WITH RESPECT TO AUTHORIZATION AND EXECUTION BY OR
ON BEHALF OF THE COMPANY WHICH ARE REQUIRED TO BE GOVERNED BY THE LAWS OF
BERMUDA.

                                      -9-